Exhibit 99.1

UNITED STATES DISTRICT COURT
SOUTHERN DISTRICT OF NEW YORK

DENNIS J. DONOGHUE, and
MARK RUBENSTEIN,

Plaintiffs,	ECF CASE

– v. –

AMC ENTERTAINMENT HOLDINGS, INC.,	No. 23-cv-4985-JHR

Nominal Defendant,

– and –

ANTARA CAPITAL MASTER FUND LP,
ANTARA CAPITAL FUND GP LLC,
ANTARA CAPITAL LP,
ANTARA CAPITAL GP LLC, and
HIMANSHU GULATI,

Defendants.

NOTICE OF PENDENCY OF DERIVATIVE ACTION

AND HEARING ON PROPOSED SETTLEMENT AND

MOTION FOR SETTLEMENT APPROVAL

TO:	ALL PERSONS OR ENTITIES WHO OWN, DIRECTLY OR INDIRECTLY, ANY SECURITY OF AMC ENTERTAINMENT HOLDINGS, INC.

PLEASE READ THIS NOTICE CAREFULLY AND IN ITS ENTIRETY.
YOUR RIGHTS WILL BE AFFECTED BY PROCEEDINGS IN THIS ACTION.

This Notice is given by order of the United States District Court for the Southern District of New York (the “Court”). The purpose of this Notice is to advise you of a proposed settlement (the “Settlement”) of the action captioned above (the “Action”). The terms of the Settlement are set forth in a Stipulation of Settlement dated September 11, 2023. A hearing will be held on the Settlement by the Honorable Jennifer H. Rearden, United States District Judge, in Courtroom 12B of the Daniel Patrick Moynihan United States Courthouse located at 500 Pearl Street, New York, New York at 1:15 p.m. on May 2, 2024 (the “Settlement Fairness Hearing”). At the Settlement Fairness Hearing, the Court will consider, among other things, whether to approve the Settlement as fair, reasonable, and adequate to AMC Entertainment Holdings, Inc. (“AMC”) and its stockholders. If the Court approves the Settlement, the Action will be dismissed with prejudice, and AMC and all holders of AMC securities will be barred from prosecuting the claims alleged in the Action.

THE ACTION

Nature of the Claims and Defenses

The Plaintiffs in the Action are stockholders of AMC. They brought the Action derivatively on AMC’s behalf under Section 16(b) of the Securities Exchange Act of 1934, as amended (the “Act”). Section 16(b) of the Act applies to, among other persons, every beneficial owner of more than 10% of any class of an issuer’s registered equity securities (a “10% beneficial owner”). Under Section 16(b), the issuer is entitled to recover from each 10% beneficial owner any profit the 10% beneficial owner realizes from any purchase and sale of the issuer’s equity securities within any period of less than six months.

Plaintiffs’ First Amended Complaint was filed on July 19, 2023. It asserts claims for recovery under Section 16(b) of the Act against Defendants Antara Capital Master Fund LP, Antara Capital Fund GP LLC, Antara Capital LP, Antara Capital GP LLC, and Himanshu Gulati (collectively, the “Antara Defendants”). The first four claims allege that the Antara Defendants realized a total of at least $28.75 million in profit recoverable under Section 16(b) from transactions in AMC’s equity securities between December 22, 2022 and June 28, 2023. The fifth claim seeks recovery under the alternative theory that the Antara Defendants did not become 10% beneficial owners of AMC until February 7, 2023, when they closed a purchase of 106,595,106 AMC Preferred Equity Units (“APEs”) from AMC. Under the alternative theory of the fifth claim, the Antara Defendants allegedly realized approximately $3.8 million in profit recoverable under Section 16(b) from transactions in AMC’s equity securities between February 7, 2023 and June 28, 2023.

The Antara Defendants have not answered the First Amended Complaint but have addressed its allegations in extensive communications with Plaintiffs’ counsel and AMC over the course of several months. In those discussions, counsel to the Antara Defendants have asserted, among other things, that (1) none of the Antara Defendants was at any time subject to Section 16(b) of the Act as a 10% beneficial owner of any class of AMC’s registered equity securities; (2) even if certain of the Antara Defendants were 10% beneficial owners subject to Section 16(b) of the Act, they did not become 10% beneficial owners until the closing of the forward purchase of the APEs on February 7, 2023; and (3) Plaintiffs and AMC lack standing to pursue a Section 16(b) action against the Antara Defendants under Article III of the U.S. Constitution. Based on these and other possible defenses, the Antara Defendants contend that AMC has no right to recovery and deny each and every allegation of wrongdoing or liability raised in the First Amended Complaint.

Settlement Negotiations

AMC began investigating a potential claim under Section 16(b) of the Act against the Antara Defendants in February 2023. The investigation was conducted with the assistance of AMC’s outside counsel, who discussed the potential claim in communications with counsel to Plaintiffs and the Antara Defendants. Counsel to AMC and the Plaintiffs also reviewed the Antara Defendants’ transactions in AMC’s equity securities and prepared potential profit calculations under various scenarios and assumptions.

The terms of the Antara Defendants’ transactions in AMC’s equity securities were publicly disclosed in statements filed by the Antara Defendants with the SEC. The disclosure included the dates, quantities, prices, and type of security involved in each transaction. Because the terms of these transactions were publicly disclosed and not in dispute, AMC has not relied on discovery in evaluating Plaintiffs’ Section 16(b) claims against the Antara Defendants. AMC’s evaluation focused instead on the legal questions raised by Plaintiffs’ claims. These questions included: (1) when, if at all, the Antara Defendants became 10% beneficial owners of a registered class of AMC’s equity securities; (2) how much profit the Antara Defendants realized from any transactions executed while they were 10% beneficial owners; and (3) whether AMC and Plaintiffs have standing to pursue recovery of this profit in federal court.

AMC considered these questions with the assistance of its in-house and outside counsel in consultation with Plaintiffs’ counsel and with input from counsel to the Antara Defendants. If Plaintiffs were to prevail on all of their claims, AMC could be entitled to recover more than $28.75 million from the Antara Defendants. If the Court found that the Antara Defendants did not become 10% beneficial owners of AMC until the closing of the forward purchase of APEs on February 7, 2023, then AMC’s best possible recovery might be limited to approximately $3.8 million. If the Antara Defendants were found not to have been 10% beneficial owners of AMC at any time, or if AMC and Plaintiffs were found to lack standing to pursue recovery under Section 16(b), then AMC would likely recover nothing from the Antara Defendants.

There is limited or conflicting law on the questions discussed above, and AMC cannot predict with certainty which of the questions, if any, would be resolved in its favor. There is also significant uncertainty about the proper method of profit calculation in Section 16(b) cases where, as here, the defendant is alleged to have traded different classes of equity securities or a combination of equity securities and derivative securities. There is also substantial legal authority and principles strongly suggesting that, at best, the Antara Defendants did not become 10% beneficial owners of AMC securities until after the APEs purchase was cleared under the Hart-Scott-Rodino Act on February 7, 2023. AMC considered these risks and uncertainties in negotiating the Settlement. It also considered the other risks and uncertainties of litigation, including the out-of-pocket expenses of litigation, the dissipation of any eventual recovery through the accrual of additional legal fees, the diversion of management’s time and energy, and unforeseen events that could bar or limit recovery.

AMC and the Antara Defendants first entered into settlement negotiations in May 2023. Negotiations continued after Plaintiffs filed their complaint on June 13, 2023 and after the First Amended Complaint was filed on July 19, 2023. More than ten offers or counteroffers were exchanged before AMC and the Antara Defendants reached an agreement in principle in August. Plaintiffs were informed of material developments in these negotiations and, after reviewing the proposed terms of the agreement in principle, decided to enter into the Settlement with AMC and the Antara Defendants to resolve the Action. The Settlement was memorialized in a Stipulation of Settlement dated September 11, 2023 (the “Stipulation”), which all of the Parties have signed and which AMC filed with the Court on September 13, 2023.

Settlement Terms

If the Settlement is approved, the Antara Defendants will be required to make a cash payment to AMC equal to $3,300,000.00. In exchange, the Action will be dismissed on the merits and with prejudice and the Court will enter a final Order and Judgment which provides for a dismissal of the First Amended Complaint and a release and bar order in the following form:

To the full extent set forth in the Stipulation, each Antara Defendant and every other Antara Released Party (as defined in the Stipulation) is hereby discharged and released from any and all liability and damages under or based upon any and all claims, rights, causes of action, suits, matters, demands, transactions, circumstances and issues, known or unknown, absolute or contingent, accrued or not accrued, liquidated or unliquidated, or otherwise, arising out of or relating to the subject matter of the First Amended Complaint under Section 16(b) of the Act: (i) by Plaintiffs on behalf of themselves or any other person or entity, (ii) by AMC, or (iii) by any and all owners of any security of AMC, whether individually, directly, representatively, derivatively, or in any other capacity.

Plaintiffs, counsel for Plaintiffs, AMC, and all owners of any security of AMC and their counsel, or any of them, either individually, directly, derivatively, representatively, or in any other capacity, are permanently barred and enjoined from instituting or prosecuting this Action or any other action, in this or any other court or tribunal of this or any other jurisdiction, arising out of or relating to the subject matter of the First Amended Complaint under Section 16(b) of the Act: (i) by Plaintiffs on behalf of herself or any other person or entity, (ii) by AMC, or (iii) by any and all owners of any security of AMC, whether individually, directly, representatively, derivatively, or in any other capacity.

The above terms of the Settlement, if approved, will forever bar AMC, Plaintiffs, and any other owner of any security of AMC from prosecuting the Action or any other action under Section 16(b) of the Act relating to the subject matter of the First Amended Complaint.

Because the Action was brought derivatively on behalf of AMC, the Antara Defendants’ payments under the Settlement will be made to AMC directly.

The Settlement is not and shall not be construed or deemed as evidence or an admission of any fault or liability by the Antara Defendants, and the Antara Defendants do not concede any merit to Plaintiffs’ theories or any infirmities in the Antara Defendants’ prospective defenses. If the Court does not approve the Settlement, or if the Order approving the Settlement is reversed on appeal, then the rights and duties of the Parties will revert to their respective statuses as of the date immediately prior to the execution of the Stipulation.

Attorneys’ Fees

Weil, Gotshal & Manges LLP has acted as outside counsel to AMC in this matter. AMC also engaged James A. Hunter as Special Section 16(b) Litigation Counsel to advise it on the negotiation of the Settlement and, if necessary, the prosecution of any Section 16(b) claims against the Antara Defendants. Mr. Hunter’s agreement with AMC provides for a 22.5% contingency fee payable out of any funds actually received by AMC under the Settlement. If the Settlement is approved and the payments required of the Antara Defendants are duly made in accordance with the Stipulation, then a total of $742,500.00 will be payable to Mr. Hunter under this contingency fee arrangement.

Mr. Hunter has agreed under the terms of the Settlement to divide his contingency fee evenly with the three firms representing Plaintiffs in the Action. These three firms are David Lopez, Attorney at Law; Miriam Tauber PLLC; and Sterlington PLLC. Each of these three firms and Mr. Hunter is therefore expected to receive $185,625.00 from the proceeds of the Settlement if the Settlement is approved. AMC consented to the division of Mr. Hunter’s contingency fee as described above in order to allow Mr. Hunter to perform an agreement he had entered into prior to the filing of this Action and prior to his engagement by AMC. At that time, Mr. Hunter had represented an AMC stockholder asserting Section 16(b) claims similar to those raised in the First Amended Complaint and had promised to divide evenly with Plaintiffs’ counsel any attorneys’ fees earned by him in this matter.

Because Plaintiffs’ counsel will be paid out of Mr. Hunter’s contingency fee as described above, the Settlement does not require AMC to make any separate payment to Plaintiffs’ counsel, and no application for an award of attorneys’ fees will be made to the Court. The division of Mr. Hunter’s contingency fee as described above is an obligation solely of Mr. Hunter. AMC has no liability to make any payment to Plaintiffs’ counsel or any other stockholder attorney in connection with the Action or the claims alleged in the First Amended Complaint.

THE SETTLEMENT FAIRNESS HEARING

A hearing will be held on the Settlement before the Honorable Jennifer H. Rearden, United States District Judge for the Southern District of New York, at the United States Courthouse located at 500 Pearl Street, New York, New York, at 1:15 p.m. on May 2, 2024 (or at such other time and place as the Court hereafter may set, without further notice other than announcement thereof in open court at the above time and place). At the Settlement Fairness Hearing, the Court will consider, among other things, whether the terms of the Settlement are fair, reasonable, adequate, and in the best interests of AMC and its stockholders, and whether AMC and Plaintiffs have diligently prosecuted AMC’s putative Section 16(b) claim against the Antara Defendants.

If you are the owner of an AMC security, you may appear personally or by counsel and be heard at the Settlement Fairness Hearing, and you may support, object to, or otherwise express your views regarding the Settlement. But you will not be heard and will not be entitled to contest approval of the Settlement unless, on or before April 18, 2024, you file with the Court a notice of your intent to appear that (i) sets forth the type of AMC security that you own, the amount of such security, and the date or dates on which you purchased it; (ii) states your support of, objections to, or other views on the Settlement; and (iii) lists any witnesses you intend to call and any exhibits or other papers you intend to present to the Court at the Settlement Fairness Hearing. On or before April 18, 2024, you must also serve, in person or by mail, a copy of your notice of intent to appear, including the information described in clauses (i) through (iii) above, on each of the following persons:

Joshua S. Amsel	Douglas A. Rappaport
Weil, Gotshal & Manges LLP	Akin Gump Strauss Hauer & Feld LLP
767 Fifth Avenue	One Bryant Park
New York, New York 10153	New York, New York 10036

Counsel to AMC Entertainment	Counsel for the Antara Defendants

Holdings, Inc.

James A. Hunter

The Law Office of James A. Hunter

Four Tower Bridge

200 Barr Harbor Drive, Suite 400

West Conshohocken, PA 19428

Special Section 16(b) Litigation

Counsel to AMC Entertainment

Holdings, Inc.

FURTHER INFORMATION

This Notice only summarizes the terms of the Settlement. For the complete terms of the Settlement, you should review the Stipulation, a copy of which has been filed with the Court and posted on AMC’s Investor Relations site at https://investor.amctheatres.com. AMC has also filed a copy of the Stipulation on a Form 8-K with the SEC. Copies of AMC’s filings with the SEC may be found on the SEC’s website at http://www.sec.gov.

You may also wish to review other papers filed with the Court in the Action. Copies of all papers filed with the Court in the Action may be inspected at the office of the Clerk of the United States District Court for the Southern District of New York, 500 Pearl Street, New York, New York, during normal business hours. Filings may also be downloaded from the Court’s Public Access to Court Electronic Records (PACER) system available online at https://ecf.nysd.uscourts.gov/cgi-bin/ShowIndex.pl.

You may also obtain further information about the Action or the Settlement by contacting AMC’s Special Section 16(b) Litigation Counsel during normal business hours as follows:

James A. Hunter

The Law Office of James A. Hunter Four Tower Bridge

200 Barr Harbor Drive, Suite 400

West Conshohocken, Pennsylvania 19428

Tel:       +1 (484) 214-4697

E-Mail: hunter@hunterkmiec.com

PLEASE DO NOT CALL OR WRITE THE COURT OR THE CLERK’S OFFICE OTHER THAN TO FILE NOTICES OF YOUR INTENT TO SUPPORT OR OPPOSE THE SETTLEMENT AND ACCOMPANYING DOCUMENTS.

Dated:	March 8, 2024 New York, New York

BY ORDER OF THE U.S. DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK